UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2003
                                                   -----------------


                        Investors Capital Holdings, Ltd.
                           ---------------------------
             (Exact name of registrant as specified in its charter)






Massachusetts                  1-16349             04-3284631
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(State or other jurisdiction   (Commission         (IRS Employer
of incorporation)              File Number)        Identification No.)



230 Broadway East, Lynnfield, Massachusetts  01940
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(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (800) 949-1422
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1:   Press Release dated November 13, 2003

Item 9.  Regulation FD Disclosure

Investors Capital Holdings, Ltd. has reported its earnings results for the second quarter ended September 30, 2003. The Company's press release dated November 13, 2003, announcing the results, is attached hereto as an Exhibit. All the statements and information in this Form 8-K are hereby furnished under Item 12 (Results of Operations and Financial Condition).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 13, 2003           /s/Timothy B. Murphy
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                                  Timothy B. Murphy
                                  Chief Financial Officer, Chief Accounting
                                  Officer, Treasurer, Executive Vice President,
                                  and Director





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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                         Description
------                         -----------
99.1                           Investors Capital Holdings Reports $3 Million
                               Revenue Increase And $481,000 Income Before
                               Taxes For Second Quarter